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                                                                    EXHIBIT 23.2


                            CONSENT OF LEGAL COUNSEL


We hereby consent to the use of our name in Amendment No. 3 to the Form SB-2 registration statement of EMB Corporation.


Oklahoma City, Oklahoma                  STEPHEN A. ZRENDA, JR., P.C.
February 12, 1998

                                         By:  /s/  Stephen A. Zrenda, Jr.
                                            ---------------------------------
                                                     Stephen A. Zrenda, Jr.